                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       8/17/2006
--------------------------------------------------------------------------------



                           CITIZENS FIRST CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)



       Kentucky                        333-67435           61-0912615
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission           (IRS Employer
   of incorporation)                  File Number)          Identification No.)



        1065 Ashley Street, Bowling Green, Kentucky          42103
--------------------------------------------------------------------------------
      (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code       (270) 393-0700
-------------------------------------------------------------------------------

                                 Not Applicable
--------------------------------------------------------------------------------
           (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Prommencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  Entry into a Material Definitive Agreement.

       On August 17, 2006, Citizens First Corporation (the "Company") and Mary
D. Cohron entered into a Second Agreement to Employmnet Agreement ("Amendment") which amends the existing Employment Agreement between the Company and Ms. Cohron dated January 1, 2005. The Amendment provides that Ms. Cohron's salary shall be established by the board of directors of the Company, after recommendation by the compensation committee, at the commencement of each calendar year.

      The foregoing description is qualified by reference in its entirety to the Amendment, a copy of which is filed herewith as Exhibit 10.1 and incorporated in this Item 1.01 by reference.

ITEM 9.01. Financial Statements and Exhibits.


D. Exhibits

10.1 Second Amendment to Employment Agreement between Citizens First Corporation and Mary D. Cohron dated as of August 17, 2006.

         The information in this Form 8-K and the Exhibit attached hereto shall not be deemed filed for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES




                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                CITIZENS FIRST CORPORATION
                                                     (Registrant)



                                                By: /s/Steve Marcum
                                                       Steve Marcum
                            Executive Vice President and Chief Financial Officer




Date:  August 23,  2006
                                        3

                                  EXHIBIT INDEX


Exhibit Number    Description of Exhibit

10.1 Second Amendment to Employment Agreement between Citizens First Corporation and Mary D. Cohron dated as of August 17, 2006.


                                        4